UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-00515
The Wall Street Fund, Inc.
(Exact name of registrant as specified in charter)
230 Park Avenue, Suite 1635
New York, NY 10169
(Address of principal executive offices) (Zip code)
Robert P. Morse, President
The Wall Street Fund, Inc.
230 Park Avenue, Suite 1635
New York, NY 10169
(Name and address of agent for service)
(212) 856-8250 or (800) 443-4693
Registrant’s telephone number, including area code
Date of fiscal year end: December 31, 2005
Date of reporting period: June 30, 2005

Item 1. Report to Stockholders.
THE WALL STREET FUND, INC.
SHAREHOLDER LETTER
Dear Shareholder,
     While your fund began the year on a slightly weaker note in the first quarter, the second quarter has seen a recovery, which is, in my opinion, a prelude of better things to come for growth oriented investors. With the contemplated retirement of Federal Reserve Chairman Alan Greenspan some six months away, it is reasonable to assume that an important public figure of such longevity will have a very strong desire to leave things “just right”, and we further believe that this is essentially where we are today. However, because everything is not being reported as “just right”, we believe that some discussion is in order.
     The “wall of worry” that investors must climb today is constructed of such diverse elements as concern over the puzzlingly low level of interest rates, the trade deficit, China, and energy prices. Note that last year’s concerns about the collapsing dollar; deflation and skyrocketing interest rates are largely absent from the discussion. With consumer confidence just registering a surprise at higher than expected levels, this should be a constructive time for our review of just how right things are.
     We have long given credit to the Federal Reserve for its ability to manage the economy in a broad sense, fostering growth, while standing vigilant against inflation. Along the way, the Fed can be tagged with having caused the market bubble through the creation of excess liquidity, and also with causing the bubble to burst by withdrawing money from the economy. But notably, the Fed did provide timely and correct responses to such crises as the 1987 market crash, the Long Term Capital implosion, the September 11 disaster, as well as the latest recession. The key variable is the rate of monetary growth, and this is a statistic that we watch and analyze weekly. Right now, the Fed is maintaining monetary growth in the range of 5.0%, consisting of 4.2% currency growth and 5.7% reserve growth. Even assuming a 2% inflation rate, this is sufficient to drive the economy at or above its long-term 3.0% potential rate, where in fact it is hovering today. We believe that the Chairman of the Federal Reserve views himself as a heroic figure, and as such, has every incentive to depart with the matters under his purview in balance and in good order.
     Various parties have used the word “conundrum” to describe the world in which short-term interest rates have risen, while long-term rates have fallen. Explanations have been offered to the extent that longer-term rates are forecasting a slowdown in the economy, or that the longer end is acknowledging and rewarding the Federal Reserve’s tough stance on inflation. We believe that the answer is a simple case of supply and demand, and is related to one of the current bogeymen worked over by the media, and a current brick in the wall of worry which is making the investment climate so ripe for an upward move. That would be the trade deficit. In our discussion of this factor, we would first propose a change in semantics. We do not refer to this as a trade deficit, but rather more positively as an import surplus. Our economy is strong enough, our consumers confident enough, and our corporations expansive enough so that demand outstrips domestically available supply. One observer even has noted that imports also generally raise our standard of living. Corporations have taken the path of least resistance in moving productive capacity offshore; for a variety of reasons, suppliers have chosen to locate manufacturing in Asia, Latin America and other developing countries, but largely in pursuit of lower costs and the competitive advantages to both sales volume and margins that these lower costs bring.
     The simple matter is that our very appetite that creates the import surplus creates an investment surplus overseas. While such surplus might be reinvested in the recipient nations, whether in infrastructure or in productive capacity, today this surplus is remaining liquid and is generally finding only one logical outlet: reinvestment in US Treasury instruments, whose yields, while low, still outstrip those available elsewhere in the globe. The global demand for US Treasury instruments, fostered by the enduring strength of our domestic economy, provides the setting for this benign interest rate environment. This in turns feeds consumer confidence, particularly through enhanced real estate values, and fosters continued corporate investment, as hurdle rates remain low.
     What about China then? The latest news items revolve around the reinvestment of part of their surplus in corporate stock, be it Maytag or Unocal or IBM personal computers. The much-feared Japanese “takeover” of America never occurred, and the investment by China in key industries to gain knowledge, productive capacity, and a diversified economy is hardly a threat. Separately, if the Chinese currency is revalued upward against the dollar, Wal-Mart’s costs, for one, might rise, but this is not a shock to our system. Ironically, a protectionist response on our part poses a far greater threat.
     The US is managing the volatility in oil prices in good order, and we note that inflation adjusted oil prices remain far below their peaks of three decades ago. Manufacturers have largely absorbed raw material cost increases, while price increases in certain industries have been measured and supported by demand. The marginal impact on consumer spending has been much discussed, but the recent consumer confidence figures seem to belie any reported underlying concern about this factor. We still believe that while there exists a long-term supply and demand imbalance that argues for gradually higher energy costs, in the short run, we are merely witnessing a speculative fever that comes unwound every time actual inventories are reported.
     From an investment standpoint, we remain in a very attractive position, on the verge of excitement after a protracted period of disappointment. Valuations are compelling, with the S&P 500 index selling at 15.5 times 2006 earnings; the P/E of the fund is not significantly different and with an expectation that earnings are advancing at better than 17% in our quality growth investment universe, this represents a bargain price. Fixed income investments do not offer compensatory returns at this point, and the returns from alternative investments such as hedge funds are not commensurate with the level of risk assumed. The markets appear to be beginning a determined uptrend. The sentiment readings, a contrary indicator, are negative! There is $1.5 trillion in taxable money market funds potentially awaiting deployment. The rolling five-year returns of the S&P 500 are at low and negative levels last seen in 1974, and are due for a major reversal. Value has outperformed growth for over five years, so that now growth stocks represent a great store of unrealized return, which will be unleashed as investor horizons expand. Granted, the year-to-date numbers still deliver continued frustration. For the year, the S&P 500 is off 1.70%, the Russell 1000 Growth is off 1.72%, the Russell 2000 Growth is off 3.58%. For the quarter, the S&P 500 added 0.91%, the Russell 1000 Growth advanced 2.46%, and the Russell 2000 Growth gained 3.48%. The good momentum is only beginning to catch hold. While the market news has been dominated by a litany of woes, as investors realize that things are “just right”, we could see a powerful upside move which will serve to attract even more attention and publicity before the year is out.
July 6, 2005
Sincerely,
/s/ Robert P. Morse
Robert P. Morse
President

THE WALL STREET FUND, INC.
EXPENSE EXAMPLE
June 30, 2005 (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (01/01/05 — 06/30/05).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses
			Paid
	Beginning	Ending	During
	Account	Account	Period
	Value	Value	01/01/05 -
	01/01/05	06/30/05	06/30/05*
Actual	$1,000.00	$984.70	$8.51

Hypothetical (5% return before expenses)	1,000.00	1,016.22	8.65

*	Expenses are equal to the Fund’s annualized expense ratio of 1.73% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

THE WALL STREET FUND, INC.
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
June 30, 2005 (Unaudited)

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS
June 30, 2005 (Unaudited)

Shares		Value
	COMMON STOCKS — 97.7%
	Aerospace — 1.0%
2,500	Lockheed Martin Corp.	$162,175

	Banks — 2.0%
1,000	HSBC Holdings PLC — ADR	79,650
5,000	US BanCorp	146,000
2,000	Wachovia Corp.	99,200

		324,850

	Biotechnology — 6.6%
2,500	Amgen, Inc. (a)	151,150
3,500	Celgene Corp. (a)	142,695
2,000	Genentech, Inc. (a)	160,560
4,000	Genzyme Corp. (a)	240,360
4,000	Gilead Sciences, Inc. (a)	175,960
1,400	Invitrogen Corp. (a)	116,606
5,000	Telik, Inc. (a)	81,300

		1,068,631

	Building & Construction — 0.8%
5,000	Louisiana-Pacific Corp.	122,900

	Chemicals — 2.0%
3,000	The Dow Chemical Co.	133,590
4,000	Rohm & Haas Co.	185,360

		318,950

	Construction Services — 0.5%
1,500	Fluor Corp.	86,385

	Diversified Manufacturing — 0.9%
1,500	ITT Industries, Inc.	146,445

	Drugs — 1.4%
5,000	Pfizer, Inc.	137,900
5,000	Vertex Pharmaceuticals, Inc. (a)	84,200

		222,100

	Energy — 6.9%
2,000	Apache Corp.	129,200
3,000	Arch Coal, Inc.	163,410
65,000	Canadian Superior Energy, Inc. (a)	101,400
2,000	ChevronTexaco Corp.	111,840
2,600	Devon Energy Corp.	131,768
3,000	Peabody Energy Corp.	156,120
2,000	Unocal Corp.	130,100
2,500	Valero Energy Corp.	197,775

		1,121,613

	Financial Services — 1.7%
3,000	CIT Group, Inc.	128,910
1,500	The Goldman Sachs Group, Inc.	153,030

		281,940

	Food Service — 2.5%
4,000	Darden Restaurants, Inc.	131,920
4,000	McDonald’s Corp.	111,000
3,000	Yum! Brands, Inc.	156,240

		399,160

	Furnishings — 0.5%
4,000	Tempur-Pedic International, Inc. (a)	88,720

	Health Care — 6.6%
4,000	Apria Healthcare Group, Inc. (a)	138,560
5,000	Community Health Systems, Inc. (a)	188,950
5,000	Cutera, Inc. (a)	86,750
2,000	DaVita, Inc. (a)	90,960
4,000	Humana, Inc. (a)	158,960
2,000	Johnson & Johnson	130,000
3,000	Manor Care, Inc.	119,190
3,000	Quest Diagnostics	159,810

		1,073,180

	Instrumentation — 0.7%
5,000	Applied Materials, Inc.	80,900
3,000	Newport Corp. (a)	41,580

		122,480

	Insurance — 4.5%
2,000	Aetna, Inc.	165,640
2,000	The Allstate Corp.	119,500
1,500	Cigna Corp.	160,545
2,000	Loews Corp.	155,000
200	White Mountains Insurance Group Ltd.	126,180

		726,865

	Machinery — 2.5%
2,000	Caterpillar, Inc.	190,620
2,000	Deere & Co.	130,980
1,200	Ingersoll-Rand Co.	85,620

		407,220

See notes to the financial statements.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
June 30, 2005 (Unaudited)

Shares		Value
	COMMON STOCKS — 97.7% (continued)
	Medical Technology — 1.5%
3,500	Advanced Neuromodulation Systems, Inc. (a)	$138,880
1,000	Alcon, Inc. (a)	109,350

		248,230

	Metals & Mining — 4.4%
6,000	BHP Billiton Ltd. — ADR	163,800
2,000	Cleveland-Cliffs, Inc.	115,520
6,000	Commercial Metals Co.	142,920
3,000	Nucor Corp.	136,860
1,600	Phelps Dodge Corp.	148,000

		707,100

	Office Equipment — 5.5%
8,000	Dell, Inc. (a)	316,080
10,000	EMC Corp. (a)	137,100
4,000	Hutchinson Technology, Inc. (a)	154,040
4,000	Network Appliance, Inc. (a)	113,080
10,000	Seagate Technology (a)	175,500

		895,800

	Publishing & Broadcast — 1.0%
5,000	XM Satellite Radio Holdings, Inc. — Class A (a)	168,300

	Retail — 3.5%
1,400	Best Buy Co, Inc.	95,970
1,500	Federated Department Stores	109,920
3,000	Nordstrom, Inc.	203,910
3,000	Target Corp.	163,230

		573,030

	Semiconductors — 3.7%
6,000	Freescale Semiconductor, Inc. (a)	126,060
6,000	Intel Corp.	156,360
2,000	Marvell Technology Group Ltd. (a)	76,080
5,000	MEMC Electronic Materials, Inc. (a)	78,850
6,000	Texas Instruments, Inc.	168,420

		605,770

	Services — 9.7%
2,000	Amazon.Com, Inc. (a)	66,160
3,000	Duratek, Inc. (a)	69,540
3,000	eBay, Inc. (a)	99,030
4,000	GATX Corp.	138,000
1,000	Google, Inc. (a)	294,150
5,000	GTECH Holdings Corp.	146,200
50,000	Private Business, Inc. (a)	73,000
9,000	Trizetto Group (a)	126,090
3,000	Waste Management, Inc.	85,020
5,000	WebEx Communications, Inc. (a)	132,050
10,000	Yahoo!, Inc. (a)	346,500

		1,575,740

	Soaps & Toiletries — 0.7%
2,000	Procter & Gamble Co.	105,500

	Software — 6.7%
6,500	Adobe Systems, Inc.	186,030
3,000	Autodesk, Inc.	103,110
6,000	Blackboard, Inc. (a)	143,520
2,000	Cognos, Inc. (a)	68,280
10,000	Openwave Systems, Inc. (a)	164,000
4,000	SafeNet, Inc. (a)	136,240
10,000	VeriSign, Inc. (a)	287,600

		1,088,780

	Specialty Retail — 9.0%
2,000	Abercrombie & Fitch Co. — Class A	137,400
3,000	Barnes & Noble, Inc. (a)	116,400
3,500	Bed Bath & Beyond, Inc. (a)	146,230
5,000	Burlington Coat Factory Warehouse Corp.	213,200
4,000	Coach, Inc. (a)	134,280
7,000	Home Depot, Inc.	272,300
6,000	Tiffany & Co.	196,560
2,000	Timberland Co. (a)	77,440
3,000	VF Corp.	171,660

		1,465,470

	Telecommunications — 6.7%
5,000	America Movil SA de CV — ADR	298,050
10,000	Juniper Networks, Inc. (a)	251,800
25,000	Lucent Technologies, Inc. (a)	72,750
6,000	Motorola, Inc.	109,560
2,000	Nextel Communications, Inc. (a)	64,620
5,000	Nextel Partners, Inc. (a)	125,850
5,000	QUALCOMM, Inc.	165,050

		1,087,680

	Transportation — 1.8%
1,000	FedEx Corp.	81,010
See notes to the financial statements.

THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
June 30, 2005 (Unaudited)

Shares		Value
	COMMON STOCKS — 97.7% (continued)
	Transportation — 1.8% (continued)
2,000	Overseas Shipholding Group	$119,300
4,000	Swift Transportation Co., Inc. (a)	93,160

		293,470

	Utilities — 2.4%
2,000	Alltel Corp.	124,560
8,000	Korea Electric Power Corp. — ADR	125,360
4,000	Vimpel-Communications —ADR (a)	136,120

		386,040

	TOTAL COMMON STOCKS
	(Cost $13,112,979)	15,874,524

	CONVERTIBLE BONDS — 0.8%
	Aerospace — 0.8%
$150,000	Spacehab, Inc. 8.00%, 10/15/2007	126,187

	TOTAL CONVERTIBLE BONDS
	(Cost $118,988)	126,187

	CORPORATE BONDS — 0.9%
	Diversified Financial Services — 0.9%
150,000	General Electric Capital Corp. 5.00%, 12/18/2018	147,309

	TOTAL CORPORATE BONDS
	(Cost $150,000)	147,309

	SHORT-TERM INVESTMENTS — 1.1%
175,305	First American Government Obligations Fund, 2.46%	175,305

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $175,305)	175,305

	TOTAL INVESTMENTS
	(Cost $13,557,272) — 100.5%	16,323,325

	Liabilities in Excess of Other Assets — (0.5)%	(79,878)

	TOTAL NET ASSETS — 100.00%	$16,243,447

Percentages are stated as a percent of net assets.
ADR — American Depository Receipt
(a) Non Income Producing
See notes to the financial statements.

THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005 (Unaudited)

ASSETS:
Investments, at value (cost $13,557,272)	$16,323,325
Dividends and interest receivable	10,730
Receivable for investments sold	207,657
Receivable for fund shares issued	35,000
Prepaid expenses	11,449

Total assets	16,588,161

LIABILITIES:
Investment advisory fee payable	6,745
Shareholder servicing fee payable	3,365
Payable for investment securities purchased	298,926
Payable for fund shares redeemed	3,859
Accrued expenses and other payables	31,819

Total liabilities	344,714

NET ASSETS	$16,243,447

NET ASSETS CONSIST OF:
Capital stock	$14,372,682
Accumulated undistributed net realized loss on investments	(895,288)
Net unrealized appreciation on investments	2,766,053

TOTAL NET ASSETS	$16,243,447

SHARES OUTSTANDING
(5,000,000 authorized, $1.00 par value)	2,107,555
NET ASSET VALUE PER SHARE	$7.71

THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS
For the six months ended June 30, 2005 (Unaudited)

INVESTMENT INCOME:
Dividend income	$57,666
Interest income	16,815

Total investment income	74,481

EXPENSES:
Investment advisory fees (Note 4)	40,204
Shareholder servicing fees (Note 4)	20,102
Transfer agent and accounting services	29,247
Administration fees	17,846
Professional fees	10,338
Directors’ fees and expenses	5,488
Custody fees	4,834
Federal and state registration fees	6,962
Reports to shareholders	2,572
Insurance expense	1,192

Net expenses	138,785

NET INVESTMENT LOSS	(64,304)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	1,038,926
Change in unrealized appreciation (depreciation) on investments	(1,262,151)

Net realized and unrealized loss on investments	(223,225)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(287,529)

See notes to the financial statements.

THE WALL STREET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	six months	year
	ended	ended
	June 30,	December 31,
	2005	2004
	(Unaudited)
OPERATIONS:
Net investment loss	$(64,304)	$(103,305)
Net realized gain on investment transactions	1,038,926	1,597,302
Change in unrealized appreciation (depreciation) on investments	(1,262,151)	(294,122)

Net increase (decrease) in net assets resulting from operations	(287,529)	1,199,875

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	353,446	1,697,870
Cost of shares redeemed	(1,334,362)	(2,753,405)

Net decrease in net assets resulting from capital share transactions	(980,916)	(1,055,535)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,268,445)	144,340

NET ASSETS:
Beginning of period	17,511,892	17,367,552

End of period	$16,243,447	$17,511,892

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2005 (Unaudited)
1. Organization
     The Wall Street Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The principal investment objective of the Fund is growth of capital. To achieve this objective the Fund normally invests in common stocks which, in the opinion of the investment advisor, offer prospects of sustained growth.
2. Significant Accounting Policies
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.
(a) Investment Valuation — Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the mean between the closing bid and asked prices. Debt instruments maturing within 60 days are valued by the amortized cost method. Restricted securities, private placements, other illiquid securities and other securities for which market value quotations are not readily available are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Wall Street Management Corporation (“WSMC” or the “Advisor”), under the supervision of the Board of Directors, in accordance with pricing procedures approved by the Board. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors.
See notes to the financial statements.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2005 (Unaudited)
(b) Federal Income and Excise Taxes — The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.
(c) Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.
(d) Securities Transactions and Investment Income — Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts and premiums are amortized over the life of the security.
3. Investment Transactions
     Purchases and sales of securities for the period ended June 30, 2005, excluding short-term investments, aggregated $10,585,172 and $11,479,695 respectively. There were no purchases or sales of long-term U.S. government securities.
4. Investment Advisor
     The Fund has an investment advisory agreement with Wall Street Management Corporation. The Advisory agreement provides for advisory fees at an annual rate of 0.50% of the Fund’s average daily net assets. The present advisory agreement also provides for the Advisor to reimburse the Fund for any expenses (including the advisory fee but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2.00% of the first $10,000,000, 1.50% of the next $20,000,000 and 1.00% of any balance of the average daily net assets of the Fund. For the six months ended June 30, 2005, the Advisor received $40,204 in investment advisory fees.
     The Fund has a shareholder servicing agreement (a “Servicing Agreement”) with the Advisor pursuant to which the Advisor may compensate certain persons who provide shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For services provided under the Servicing Agreement, the Advisor receives fees from the Fund at an annual rate of 0.25% of the average daily net assets. For the six months ended June 30, 2005, the Advisor received $20,102 in shareholder servicing fees.
     The Advisor also serves as the Fund’s principal underwriter. Certain of the officers and directors of the Fund are officers and directors of WSMC.
5. Shares of Common Stock
     Transactions in shares of common stock were as follows:

	Six Months Ended		Year Ended
	June 30, 2005		December 31, 2004
	$	Shares	$	Shares
Shares sold	$353,446	46,831	$1,697,870	233,426
Shares redeemed	(1,334,362)	(176,511)	(2,753,405)	(374,584)

Net decrease	$(980,916)	(129,680)	$(1,055,535)	(141,158)

Shares Outstanding:
Beginning of Year		2,237,235		2,378,393

End of Period		2,107,555		2,237,235

6. Information for Federal Income Tax Purposes
     The Fund intends to utilize provisions of the federal income laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2004, the Fund had capital loss carryovers as follows:

Net Capital	Capital Loss
Loss Carryovers*	Carryover Expiration
$1,131,365	12/31/2010
747,847	12/31/2011

$1,879,212

*	Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.
     The Fund utilized $1,516,253 in capital loss carryovers for the year ended December 31, 2004.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2005 (Unaudited)
     As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$13,465,904

Gross tax unrealized appreciation	4,151,110
Gross tax unrealized depreciation	(176,893)

Net tax unrealized appreciation	$3,974,217

Undistributed ordinary income	—
Undistributed long-term capital gain	—

Total distributable earnings	—

Other accumulated losses	(1,879,212)

Total accumulated gains	$2,095,005

7. Guarantees and Indemnifications
     In the normal course of business, the Fund enters into contracts with the service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.
8. Change in Independent Accountant
     On June 15, 2005, PricewaterhouseCoopers LLP ceased being the Fund’s independent auditor as a result of the Board’s decision to change its accounting firm.
     The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.
     In connection with its audits for the two most recent fiscal years, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.
     The Fund, with the approval of its Board of Directors and its Audit Committee, engaged Cohen McCurdy, Ltd. as its new independent auditor as of June 15, 2005.

THE WALL STREET FUND, INC.
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of common stock outstanding throughout each period.

	Six Months
	Ended
	June 30,		Year Ended December 31,
	2005		2004	2003	2002	2001	2000	1999		1998		1997	1996	1995
	(Unaudited)
Per share data:
Net asset value, beginning of period	$7.83		$7.30	$4.87	$7.65	$10.09	$12.43	$9.39		$7.34		$7.96	$8.19	$7.42

Income from investment operations:
Net investment loss(1)	(0.03)		(0.04)	(0.07)	(0.08)	(0.07)	(0.10)	(0.10)		(0.11)		(0.08)	(0.06)	(0.03)
Net realized and unrealized gains (losses) on investments	(0.09)		0.57	2.50	(2.70)	(2.29)	0.76	5.73		2.39		(0.13)	0.98	2.60

Total from investment operations	(0.12)		0.53	2.43	(2.78)	(2.36)	0.66	5.63		2.28		(0.21)	0.92	2.57

Less distributions:
Distributions from net realized gains from security transactions	—		—	—	—	(0.08)	(3.00)	(2.59)		(0.23)		(0.41)	(1.15)	(1.80)

Total distributions	—		—	—	—	(0.08)	(3.00)	(2.59)		(0.23)		(0.41)	(1.15)	(1.80)

Net asset value, end of period	$7.71		$7.83	$7.30	$4.87	$7.65	$10.09	$12.43		$9.39		$7.34	$7.96	$8.19

Total return(2)	(1.53	)%(4)	7.26%	49.90%	(36.34)%	(23.15)%	3.41%	62.88%		31.40%		(2.37)%	11.45%	36.50%

Supplemental data and ratios:
Net assets, end of period (000’s)	$16,243		$17,512	$17,368	$11,609	$19,408	$22,576	$22,118		$18,319		$15,577	$15,939	$14,383
Ratio of operating expenses to average net assets, before reimbursements	1.73	%(5)	1.74%	1.92%	2.08%	1.70%	1.45%	1.92%		1.89%		1.82%	1.84%	2.02%
Ratio of operating expenses to average net assets, net of reimbursement	1.73	%(5)	1.74%	1.85%	1.84%	1.68%	1.45%	1.80	%(3)	1.89	%(3)	1.82%	1.82%	1.90%
Ratio of net investment loss to average net assets, before reimbursements	(0.80)	%(5)	(0.60)%	(1.23)%	(1.52)%	(0.95)%	(0.71)%	(1.23)%		(1.33)%		(0.96)%	(0.70)%	(0.50)%
Ratio of net investment loss to average net assets, net of reimbursement	(0.80)	%(5)	(0.60)%	(1.16)%	(1.28)%	(0.93)%	(0.71)%	(1.11)	%(3)	(1.33)	%(3)	(0.96)%	(0.68)%	(0.38)%
Portfolio turnover rate	65.61%		149.32%	94.46%	124.51%	110.24%	92.59%	104.18%		165.84%		121.12%	142.11%	143.27%

(1)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(2)	These returns do not include the effect of the Fund’s sales charge, which was discontinued on September 1, 2001.

(3)	These ratios would have been 0.09% lower with the reimbursement of 1998 expenses included therein.

(4)	Not Annualized.

(5)	Annualized.

See notes to the financial statements.

ADDITIONAL INFORMATION
June 30, 2005 (Unaudited)
Investment Adviser and Advisory Contracts
Members of the Board of Directors of The Wall Street Fund, Inc. (the “Board”), two-thirds of whom are not affiliated with the Fund’s adviser (“Independent Directors”), held meetings and discussions to consider the Fund’s investment advisor contract. The Independent Directors reviewed the information provided by the Fund’s adviser (the “Adviser”) and third parties in response to their requests. Based on its evaluation of that information and other information, the Board, including all of the Independent Directors, at a meeting held on February 28, 2005, approved continuation of the investment advisor contract for the Fund for the period through February 28, 2006.
1. Nature, Extent and Quality of Services
The Board’s analysis of the nature, extent and quality of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with management throughout the prior year. In addition, the Board reviewed the Adviser’s resources and personnel involved in providing investment management services to the Fund, including the time that investment personnel devote to the Fund and the breadth and quality of their in-house research. The Board also considered the Adviser’s performance of other services for the Fund, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, producing material for the shareholder reports, providing support services for the Board and overseeing the activities of the other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund were appropriate and the Fund was likely to continue to benefit from services provided under its contract with the Adviser.
2. Investment Performance of the Adviser and the Fund.
In considering the performance of the Fund and the Adviser, the Board reviewed data from Lipper Inc. (“Lipper”), an independent data service provider, comparing performance and expenses with the Lipper universe of similar funds. Performance comparisons were also made with the Russell benchmark indices used by the Fund. After considering all of the information, the Board concluded that although past performance cannot be guarantee of future performance, the Fund and its shareholders were benefiting from the Adviser’s investment management.
3. Costs of Services Provided and Profits Realized by the Adviser
The Board examined the fee and expense information for the Fund as compared to that of other comparable funds and noted that the information provided by Lipper indicated that the Adviser’s management fees, as a percentage of average net assets, was in the first quartile of management fees (the first quartile reflecting the lowest fees) within a group of mutual funds of similar size, character and investment strategy. The Board also evaluated the expense ratios for comparable funds and determined that the Fund’s expense ratio was near the industry average and median.
The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser, including costs associated with the personnel and systems necessary to manage the Fund as well as the fact that the Adviser has provided an expense cap to the Fund. Finally the Board considered the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Fund as well as the financial condition of the Adviser.
The Board concluded that the management fees, as well as the total expenses paid by the Fund to the adviser were reasonable in light of the services provided and the performance of the Fund achieved by the Adviser over various time periods, and that the other expenses of the Fund were also reasonable.
4. Benefits Derived from the Relationship with the Fund
The Board also considered the benefits that accrue to the Adviser and its affiliates from their relationship with the Fund, including the use of commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser’s affiliates. The Board concluded that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements and benefited the Fund.

ADDITIONAL INFORMATION (continued)
June 30, 2005 (Unaudited)
5. Economies of Scale as the Fund Grows
The Board considered the extent to which the Fund’s management fee reflected economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the Fund’s advisory arrangement, which includes breakpoints that decrease the management fee rate as the Fund’s assets increase. Based on its review the Board concluded that the Fund’s management fee structure allowed shareholders to benefit from economies of scale as the Fund’s assets increase.
After full consideration of the above factors as well as other factors, the Board, including all of the Independent Directors, concluded that approval of the Fund’s investment advisor contract was in the best interest of the Fund and its shareholders.
Information about Proxy Voting
     Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 443-4693 or by accessing the Funds’ website at www.thewallstreetfund.com and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.
Availability of Quarterly Portfolio Schedule
     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling (800) 443-4693. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended September 30, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

DIRECTORS
Clifton H.W. Maloney
Robert P. Morse, Chairman
Harlan K. Ullman
OFFICERS
Robert P. Morse, President
James L. Farrell, Jr. Ph.D., Executive Vice President
Laurence R. Golding, Vice President
Michael R. Linburn, Vice President & Secretary
Jian H. Wang, Vice President & Treasurer
INVESTMENT ADVISOR & PRINCIPAL UNDERWRITER
Wall Street Management Corporation
230 Park Avenue, Suite 1635
New York, New York 10169
CUSTODIAN
U.S. Bank, N.A.
P.O. Box 701
Milwaukee, Wisconsin 53201
ADMINISTRATOR, TRANSFER AGENT, DIVIDEND PAYING AGENT & SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, Wisconsin 53201
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen McCurdy, Ltd.
826 Westpoint Parkway
Suite 1250
Westlake, Ohio 44145
THE WALL STREET FUND, INC.
230 Park Avenue, Suite 1635
New York, New York 10169
(212) 856-8250
(800) 443-4693
http://www.thewallstreetfund.com
e-mail: mrl@thewallstreetfund.com
SEMI-ANNUAL REPORT
June 30, 2005
A diversified mutual fund that invests in common stocks of growth-oriented companies.

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There is no nominating committee charter and there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.
(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no significant changes in the Registrant’s internal controls over financial reporting that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
     (Registrant) The Wall Street Fund, Inc.
     By (Signature and Title) /s/ Robert P. Morse
Robert P. Morse, President
     Date September 7, 2005
     By (Signature and Title) /s/ Jian H. Wang
Jian H. Wang, Treasurer
     Date September 7, 2005